Exhibit 99.2
1 ECOLAB Second Quarter 2024 Supplemental

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding delivered product costs, and demand; our financial and business performance and prospects, including sales, earnings, margins, pricing, volume, productivity, new business, and investments; the opportunities, savings and charges associated with the One Ecolab Initiative; and the expected timing, likelihood of completion and impact of the sale of the global surgical solutions business, including the timing, receipt and terms and conditions of any required governmental and regulatory clearance of the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the inability to consummate the proposed transaction due to the failure to satisfy other closing conditions, risks that the proposed transaction disrupts current operations, and the amount of the costs, fees, expenses and charges related to the proposed transaction. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability and the escalation of armed conflicts; our ability to successfully execute organizational change and management transitions; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Continued strong performance, increased full-year outlook

Good sales growth led by strong growth in Institutional & Specialty and Pest Elimination

- Reported sales +3%, including a 1% headwind from unfavorable foreign currency exchange
- Organic sales +4% as Institutional & Specialty segment growth normalized as expected to a strong +7%. The segment lapped last year's robust pricing delivery. Performance across the rest of Ecolab's segments improved.

Strong double-digit OI growth with continued robust margin expansion

- Reported OI +36%, Organic OI +32%
- Reported OI margin 16.5%. Organic OI margin 17.0%, +360 bps reflecting robust gross margin expansion, partially offset by growth-oriented investments in the business

Reported diluted EPS $1.71; Adjusted diluted EPS $1.68, +35%

- Strong performance driven by continued value pricing, volume growth, and lower supply chain costs

One Ecolab initiative will add more fuel to the company's growth and margin expansion journey

- One Ecolab will further leverage billions of proprietary data points to deliver best-in-class total customer value, unlock significant enterprise selling opportunities, and drive improved operational performance

Confident in delivering strong 2024 performance

- 2024 outlook: Increased adjusted diluted earnings per share range to $6.50 - $6.70, +25% to +29%, from prior $6.40 - $6.70 range
- 3Q outlook: Expect adjusted diluted EPS in the $1.75 - $1.85 range, +14% to +20% versus last year
- Unchanged 12-15% earnings growth trajectory for 2025 and beyond

ECOLAB®
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2Q overview ▪ Good growth with reported sales +3% and organic sales +4% o Pricing +3%, reflected further value pricing on top of last year’s strong pricing o Volume +1%, as new business overcame soft macroeconomic demand ▪ Organic growth led by Institutional & Specialty, performance across all other segments improved o Industrial improved further to +2%, driven by accelerating Water sales growth o Institutional & Specialty normalized to a strong +7%, building on last year’s double-digit growth o Healthcare & Life Sciences stable, improvement led by better growth in Life Sciences o Pest Elimination +9% ▪ Reported diluted EPS $1.71 ▪ Adjusted diluted EPS $1.68, +35% o Strong growth reflected continued value pricing, volume growth, and lower supply chain costs Sales EPS 4

Expect strong 3Q and 2024 performance 3Q 2024 ▪ Ecolab expects third quarter 2024 adjusted diluted earnings per share in the $1.75 to $1.85 range, rising 14% to 20% compared with adjusted diluted earnings per share of $1.54 a year ago. ▪ This strong growth reflects good pricing, volume growth, and moderating benefits from lower delivered product costs. ▪ Ecolab expects full year 2024 adjusted diluted earnings per share to improve further to the $6.50 to $6.70 range, rising 25% to 29% versus last year. As previously discussed, this range includes an unfavorable impact in the second half of 2024 from the sale of Ecolab’s global surgical solutions business. The transaction is expected to close very soon, and the unfavorable impact to 2024 adjusted diluted earnings per share is now estimated to be $0.08 per share. ▪ Ecolab expects continued solid sales growth, driven by value pricing and new business gains. The company expects to leverage this growth with attractive organic operating income margin expansion, driven by robust increases in gross margin. Good underlying productivity is expected to be offset in the short-term by growth-oriented investments in the business to fuel Ecolab’s long-term performance. With these investments, SG&A expense in the second half of the year is anticipated to be similar to first half levels. Ecolab expects quarterly adjusted diluted earnings per share growth to progressively normalize towards the company’s long-term 12-15% target as solid growth continues and impacts from delivered product costs normalize exiting 2024. 5

2Q 2024 sales growth detail 6 Fixed Rate Organic % Change % Change Global Industrial Consolidated Water 5% 4% Volume 1% Food & Beverage 0% 0% Pricing 3% Paper -1% -1% Subtotal 4% Total Global Industrial 3% 2% Acq./Div. 1% Fixed currency growth 4% Global Institutional & Specialty Currency impact -1% Institutional 7% 7% Total 3% Specialty 10% 6% Total Global Institutional & Specialty 8% 7% Global Healthcare & Life Sciences Healthcare -3% -3% Life Sciences 4% 4% Total Global Healthcare & Life Sciences 0% 0% Total Global Pest Elimination 10% 9% Total 4% 4% % Change Amounts in the tables above may reflect rounding. Organic excludes sales to ChampionX post-separation.

Global Industrial Segment

Sales +4% | Water


ASSET
PERFORMANCE
92%

- Improved Water growth reflected strong growth in downstream and strong gains in light water sales, which together overcame comparisons to last year's very strong 10% growth.
  - Light water: Strong growth driven by continued double-digit growth in high-tech (data centers and microelectronics) and good growth in the food & beverage, transportation, and Institutional markets.
  - Heavy water: Sales were stable as good growth in primary metals was offset by modestly lower power sales.
  - Downstream: Strong sales growth reflected good performance across all segments. We continue to focus on innovative water treatment programs that help our customers improve their productivity and reliability while also achieving their sustainability goals.
  - Mining: Lower sales reflected comparisons to last year's strong double-digit growth. Good underlying performance continues to benefit from our strategic shift toward water management and productivity enhancing programs for fertilizers and high-value metals.
- The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative chemistry solutions, digital technologies, and service expertise help our customers significantly reduce water consumption and meet their sustainability objectives.

Q3: Expect good sales growth driven by continued strong performance in light water.

Sales 0% | Food & Beverage



- As expected, sales were stable as good new business was offset by soft industry demand and comparisons to last year's very strong 11% growth.
- Regionally, growth in IMEA, Asia Pacific, and Latin America was offset by softer sales in North America and Europe.
- We continue to benefit from our enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value though improved product quality, food safety, water efficiency, and lower operating costs.

Q3: Anticipate modest sales growth as new business overcomes continued soft industry demand.

All sales figures are organic unless otherwise noted

ECOLAB®
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8 Sales -1% Paper All sales figures are organic unless otherwise noted Global Industrial Segment Q3: Expecting modest sales growth driven by new business wins and stabilizing customer production rates. ▪ As expected, slightly lower sales reflected new business wins that were offset by soft but stabilizing customer production rates. ▪ Growth in tissue & towel was offset by slightly lower board & packaging sales. ▪ Regionally, good sales growth in Europe, IMEA, and Latin America was offset by modestly lower sales in North America and Asia Pacific.

Global Institutional & Specialty Segment

Sales +7% | Institutional



- As expected, Institutional delivered strong sales growth, with solid performance across foodservice, lodging, and long-term care. These strong gains more than overcame comparisons to last year's strong 12% growth. We are outperforming softer end-market trends, benefiting from our innovative products and service expertise that help customers improve their performance, optimize labor, and reduce total costs.
- Regionally, sales grew double-digits in Asia Pacific, North America delivered strong gains and Europe showed solid growth.
- We remain focused on capitalizing on our attractive long-term growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to deliver enhanced customer value and improved productivity. We expect these advantages, along with our innovative chemistry and digital programs which save customers time and money, will drive enhanced customer value and support further strong new business gains across both new and existing customers.

Q3: Expect good sales growth within foodservice, lodging, and long-term care to more than overcome comparisons to last year's strong 10% growth.

Sales +6% | Specialty



- As expected, Specialty delivered good sales growth as the business continued to outperform market trends, and comparisons to last year's very strong 15% growth.
  - Quick Service: Good sales growth continues to benefit from our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs.
  - Food Retail: Sales grew reflecting new business and program expansion. As a trusted global partner for food retailers, we continue to expand our competitive differentiation by helping customers improve their customer experience, protect their food, and improve their operational performance.

Q3: Expect good sales growth that continues to outpace market trends.

ECOLAB®

All sales figures are organic unless otherwise noted

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10 Sales -3% Healthcare Sales +4% Life Sciences All sales figures are organic unless otherwise noted Global Healthcare & Life Sciences Segment Q3: Expect modestly lower sales reflecting continued low margin business exits. ▪ Modestly lower sales reflected strategic low margin business exits as we continue to execute Healthcare’s business transformation. ▪ We continue to take deliberate action to transform our Healthcare business. The announced sale of our global surgical solutions business will create a sharper strategic focus on our infection prevention and instrument reprocessing businesses to drive profitable long-term growth. ▪ Our new business efforts are focused on attractive long-term growth opportunities in the infection prevention and instrument reprocessing areas. Our leading product lines, ongoing innovation, and digital technologies make us uniquely positioned to help improve patient outcomes while also increasing operational efficiencies for our customers. ▪ Improved sales growth reflected good underlying business momentum across the Life Sciences business that more than offset ongoing soft near-term industry demand. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across environmental hygiene and purification technologies to capitalize on this long-term growth opportunity. Q3: Expect continued growth as good business momentum more than offsets soft near-term industry demand.

11 Sales +9% Pest Elimination All sales figures are organic unless otherwise noted Global Pest Elimination Segment ▪ Strong sales growth led by double-digit gains in food & beverage, restaurants, and food retail. o Our consistent growth continues to be driven by strong new business generation that is leveraging our circle the customer enterprise selling strategy. Growth continues to benefit from our ongoing innovation, expanding digital offerings and high service levels, which continue to extend our competitive advantages. ▪ Regionally, North America, Europe and Asia Pacific all delivered strong growth. Q3: Expect continued strong growth, benefiting from new customer wins as we leverage our ongoing innovation and enhanced digital offerings to further extend our competitive advantages.

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Industrial	2Q 2024	2Q 2023	Change
Operating income	**$311.9**	$264.9	18%
Operating income margin	***15.9%***	*13.9%*	200 bps
Organic operating income	**$310.8**	$264.4	18%
Organic operating income margin	***16.1%***	*13.9%*	220 bps

- Organic operating income increased 18% as lower delivered product costs and value pricing were partially offset by continued investments in the business.
- Organic operating income margin expanded 220 bps versus last year.

Global Institutional & Specialty	2Q 2024	2Q 2023	Change
Operating income	**$320.7**	$213.4	50%
Operating income margin	***23.4%***	*16.8%*	660 bps
Organic operating income	**$319.7**	$213.4	50%
Organic operating income margin	***23.5%***	*16.8%*	670 bps

- Organic operating income increased 50% as strong sales growth and lower supply chain costs were partially offset by continued investments in the business.
- Organic operating income margin expanded 670 bps versus last year.

Global Healthcare & Life Sciences	2Q 2024	2Q 2023	Change
Operating income	**$33.7**	$33.2	2%
Operating income margin	***8.5%***	*8.4%*	10 bps
Organic operating income	**$33.7**	$33.2	2%
Organic operating income margin	***8.5%***	*8.4%*	10 bps

- Organic operating income increased 2% as value pricing overcame continued targeted investments in the business.
- Organic operating income margin expanded 10 bps versus last year.

Global Pest Elimination	2Q 2024	2Q 2023	Change
Operating income	**$62.2**	$52.4	19%
Operating income margin	***20.9%***	*19.4%*	150 bps
Organic operating income	**$62.8**	$52.4	20%
Organic operating income margin	***21.3%***	*19.4%*	190 bps

- Organic operating income increased 20% as strong sales growth more than offset continued investments in the business.
- Organic operating income margin expanded 190 bps versus last year.

ECOLAB®

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Consolidated margin performance ▪ Gross margin expanded significantly, reflecting lower supply chain costs and value pricing. ▪ Sales productivity was offset by growth-oriented investments in the business. ▪ Operating margin expanded as lower supply chain costs, value pricing, and volume growth more than offset growth-oriented investments in the business Gross Margin SG&A Operating Margin 13 $ millions, unaudited 2Q 2024 2Q 2023 Change Gross profit $1,744.8 $1,517.3 15% Gross margin 43.8% 39.4% 440 bps Adjusted gross profit $1,745.5 $1,525.4 14% Adjusted gross margin 43.8% 39.6% 420 bps SG&A $1,075.7 $1,011.6 6% % of Sales 27.0% 26.3% 70 bps Reported operating income $656.9 $484.7 36% Reported operating income margin 16.5% 12.6% 390 bps Adj. fixed currency operating income $678.5 $513.7 32% Adj. fixed currency operating income margin 16.9% 13.3% 360 bps Organic operating income $677.0 $512.8 32% Organic operating income margin 17.0% 13.4% 360 bps

2Q 2024 balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 14 Summary Balance Sheet (millions, unaudited) 2024 2023 (millions, unaudited) 2024 2023 Cash and cash eq. $384.0 $554.2 Short-term debt $5.9 $1,121.9 Accounts receivable, net 2,876.3 2,780.1 Accounts payable 1,690.7 1,476.8 Inventories 1,505.9 1,646.2 Liabilities held for sale 62.5 - Assets held for sale 565.6 - Other current liabilities 2,088.5 1,868.8 Other current assets 420.5 456.0 Long-term debt 7,538.8 7,499.6 PP&E, net 3,416.9 3,326.5 Pension/Postretirement 627.1 660.8 Goodwill and intangibles 11,155.9 11,704.9 Other liabilities 1,140.4 1,247.8 Other assets 1,136.7 988.3 Total equity 8,307.9 7,580.5 Total assets $21,461.8 $21,456.2 Total liab. and equity $21,461.8 $21,456.2 Selected Cash Flow items (millions, unaudited) 2024 2023 (unaudited) 2024 2023 Cash from op. activities $1,260.5 $771.6 Total Debt/Total Capital 47.6% 53.2% Depreciation 316.9 311.3 Net Debt/Total Capital 46.3% 51.6% Amortization 152.9 152.4 Net Debt/EBITDA(*) 2.2 3.0 Capital expenditures 398.4 345.7 Net Debt/Adjusted EBITDA(*) 2.1 2.8 June 30 June 30 Six Months Ended Selected Balance Sheet measures June 30 June 30

Non-GAAP financial measures 15 (millions, except percent and per share) Net sales Reported GAAP net sales $3,985.8 $3,852.1 $7,737.7 $7,423.7 Effect of foreign currency translation 35.0 3.6 44.8 12.8 Non-GAAP fixed currency sales 4,020.8 3,855.7 7,782.5 7,436.5 Effect of acquisitions and divestitures (37.1) (16.7) (81.2) (40.7) Non-GAAP organic sales $3,983.7 $3,839.0 $7,701.3 $7,395.8 Cost of sales Reported GAAP cost of sales $2,241.0 $2,334.8 $4,369.1 $4,540.0 Special (gains) and charges 0.7 8.1 2.3 11.3 Non-GAAP adjusted cost of sales $2,240.3 $2,326.7 $4,366.8 $4,528.7 Gross profit Reported GAAP gross profit $1,744.8 $1,517.3 $3,368.6 $2,883.7 Special (gains) and charges 0.7 8.1 2.3 11.3 Non-GAAP adjusted gross profit $1,745.5 $1,525.4 $3,370.9 $2,895.0 Gross margin Reported GAAP gross margin 43.8% 39.4% 43.5% 38.8 % Non-GAAP adjusted gross margin 43.8% 39.6% 43.6% 39.0 % Second Quarter Ended Six Months Ended June 30 June 30 2024 2023 2024 2023

Non-GAAP financial measures 16 (millions, except percent and per share) Operating income Reported GAAP operating income $656.9 $484.7 $1,174.8 $836.3 Special (gains) and charges at public currency rates 12.9 29.1 42.7 56.8 Non-GAAP adjusted operating income 669.8 513.8 1,217.5 893.1 Effect of foreign currency translation 8.7 (0.1) 9.9 0.7 Non-GAAP adjusted fixed currency operating income 678.5 513.7 1,227.4 893.8 Effect of acquisitions and divestitures (1.5) (0.9) (2.4) (1.4) Non-GAAP organic operating income $677.0 $512.8 $1,225.0 $892.4 Operating income margin Reported GAAP operating income margin 16.5% 12.6% 15.2% 11.3 % Non-GAAP adjusted fixed currency operating income margin 16.9% 13.3% 15.8% 12.0 % Non-GAAP organic operating income margin 17.0% 13.4% 15.9% 12.1 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $490.9 $329.7 $903.0 $563.1 Special (gains) and charges, after tax 0.9 23.3 24.0 44.4 Discrete tax net expense (benefit) (10.3) 2.8 (58.5) (1.2) Non-GAAP adjusted net income attributable to Ecolab $481.5 $355.8 $868.5 $606.3 2024 2023 Second Quarter Ended Six Months Ended June 30 June 30 2024 2023

Non-GAAP financial measures 17 (millions, except percent and per share) Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.71 $1.15 $3.14 $1.97 Special (gains) and charges, after tax - 0.08 0.08 0.15 Discrete tax net expense (benefit) (0.03) 0.01 (0.20) - Non-GAAP adjusted diluted EPS $1.68 $1.24 $3.02 $2.12 Provision for Income Taxes Reported GAAP tax rate 16.2% 20.6% 13.1% 19.5 % Special gains and charges 1.6 (0.1) 1.2 0.2 Discrete tax items 1.7 (0.6) 5.4 0.2 Non-GAAP adjusted tax rate 19.5% 19.9% 19.7% 19.9% 2024 2023 Second Quarter Ended Six Months Ended June 30 June 30 2024 2023

Non-GAAP financial measures 18 EBITDA (trailing twelve months ended) Net income including non-controlling interest $1,731.8 $1,194.3 Provision for income taxes 361.5 251.3 Interest expense, net 295.1 286.6 Depreciation 622.3 618.6 Amortization 307.4 314.4 EBITDA $3,318.1 $2,665.2 Special (gains) and charges impacting EBITDA 119.8 235.5 Adjusted EBITDA $3,437.9 $2,900.7 Second Quarter Ended June 30 2024 2023

Non-GAAP financial measures 19 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Industrial $1,956.0 ($21.1) $1,934.9 $1,906.4 ($6.1) $1,900.3 Global Institutional & Specialty 1,372.7 (13.9) 1,358.8 1,273.7 - 1,273.7 Global Healthcare & Life Sciences 395.0 - 395.0 395.3 - 395.3 Global Pest Elimination 297.1 (2.1) 295.0 269.7 - 269.7 Corporate - - - 10.6 (10.6) - Subtotal at fixed currency rates 4,020.8 (37.1) 3,983.7 3,855.7 (16.7) 3,839.0 Currency impact (35.0) (3.6) Consolidated reported GAAP net sales $3,985.8 $3,852.1 Operating Income (loss) Global Industrial $311.9 ($1.1) $310.8 $264.9 ($0.5) $264.4 Global Institutional & Specialty 320.7 (1.0) 319.7 213.4 - 213.4 Global Healthcare & Life Sciences 33.7 - 33.7 33.2 - 33.2 Global Pest Elimination 62.2 0.6 62.8 52.4 - 52.4 Corporate (50.0) - (50.0) (50.2) (0.4) (50.6) Subtotal at fixed currency rates 678.5 (1.5) 677.0 513.7 (0.9) 512.8 Special (gains) and charges at fixed currency rates 12.8 29.1 Reported OI at fixed currency rates 665.7 484.6 Currency impact (8.8) 0.1 Consolidated reported GAAP operating income $656.9 $484.7 Second Quarter Ended June 30 2024 2023

20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income • organic operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2023. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. In addition, as part of the separation, we also entered into an agreement with ChampionX to provide, receive or transfer certain products for a transitionary period. Transitionary period sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. The remaining sales to ChampionX are recorded in product and equipment sales in the Global Industrial segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)